As filed with the Securities and Exchange Commission on March 18, 2016

Securities Act Registration No. 033-48907

Investment Company Act Registration No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 115	☒
and/or REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 115

BMO FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 236-3863

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

Explanatory Note: This Post-Effective Amendment No. 115 to the Registration Statement of BMO Funds, Inc. is being filed to register the BMO Floating NAV Prime Money Market Fund as a new series of BMO Funds, Inc.

The information contained in this preliminary prospectus is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

BMO Funds, Inc.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION March 18, 2016

	Investor Class (Class Y)	Premier Class
BMO Floating NAV Prime Money Market Fund	[Ticker]	[Ticker]

Shares of the Fund are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the Fund, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value. By October 2016, the Fund will be a “floating net asset value” money market fund. Therefore, the share price will fluctuate. It is possible to lose money by investing in the Fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    , 2016

Fund Summary	BMO Floating NAV Prime Money Market Fund

Investment Objective: To provide current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y		Premier Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None		None
Redemption Fee	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.14	]%	[0.14	]%
Distribution (12b-1) Fees	None		None
Other Expenses(1)	[0.31	]%	[0.06	]%
Acquired Fund Fees and Expenses	[0.01	]%	[0.01	]%

Total Annual Fund Operating Expenses (2)	[0.46	]%	[0.21	]%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding [0.45]% for Class Y and [0.20]% for Premier Class through December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2017. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y			Premier Class
1 Year	$	[47	]	$	[22	]

3 Years	$	[148	]	$	[68	]

BMO Floating NAV Prime Money Market Fund (cont.)

Principal Investment Strategies

The Fund invests in short-term, high quality money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations, and financial institutions. Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, to the extent appropriate, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, positions within the industry, and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which requires, among other things, the Fund to meet certain requirements as to portfolio diversification, maturity, and liquidity. Although the Fund is a money market fund, by October 2016 the net asset value (NAV) of the Fund’s shares will “float,” fluctuating with changes in the values of the Fund’s portfolio securities. The Fund is not limited to institutional investors, and is available to retail investors as well.

Principal Risks

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

By October 2016, the Fund will not seek to maintain a stable share price of $1.00; its net asset value per share will fluctuate due to unrealized appreciation and depreciation and realized losses and gains. As a result, the Adviser believes shareholders of the Fund may be less motivated to redeem shares solely in an effort to act before depreciation and losses are reflected in the share price. However, no guarantee exists that the Fund will not experience redemptions based upon unrealized depreciation, realized losses or other factors. Further, investors should expect the value of their investment to vary and reflect the current market value of the Fund’s holdings.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Fees and Gates Risks. On or before October 14, 2016, the Fund will adopt policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund.

BMO Floating NAV Prime Money Market Fund (cont.)

Floating Net Asset Value Risk. The Fund will not maintain a stable NAV per share by October 2016. The value of the Fund’s shares will be calculated to four decimal places and will vary reflecting the value of the portfolio of investments held by the Fund. It is possible to lose money by investing in the Fund.

Foreign Securities Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments, which may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, the risk that these entities may default on a financial obligation exists.

Interest Rate Risks. Prices of fixed interest rate debt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed interest rate debt securities fall. Interest rate changes have a greater effect on the price of fixed interest rate debt securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid, or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Market Risks. The values of, and/or the income generated by, securities held by the Fund may decline if the financial condition of the entities in which the Fund invests declines or if overall market and economic conditions deteriorate. Different sectors of the market and different security types may react differently to changes in economic conditions. If the value of the Fund’s investments goes down, you may lose money.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. A risk exists that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

BMO Floating NAV Prime Money Market Fund (cont.)

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since its inception in 2016. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets, using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information Regarding Principal Investment Strategies and Risks

Additional Information Regarding

Principal Investment Strategies and Risks

The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques as part of its investment strategy. Some of these securities and investment techniques involve special risks, as described below and summarized in the “Fund Summary” section above.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings, which limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. A credit enhancement is an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing the credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer.

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages, deducts its fees and expenses, and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. While such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. The Fund will purchase Agreements only from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Fund may invest.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Sovereign Debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans, or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Investment Techniques

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political, or other conditions, or when it receives large cash inflows, the Fund may take temporary defensive positions by holding cash, shortening its dollar weighted average maturity, or investing in other eligible securities. This action may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment objective.

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Additional Principal Risk Information

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment which is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities also are affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, private insurers or guarantors providing credit enhancements may not always meet their obligations. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This event will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This event could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

In addition, substantial costs may be incurred to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, inherent limitations exist in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Foreign Securities Risks. Foreign securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments; (ii) that primarily trade on a foreign securities exchange or in a foreign market; or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, policies or sanctions limiting foreign investments, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. Fannie Mae and Freddie Mac have been in conservatorship under the Federal Housing Finance Agency since 2008. Securities issued by certain U.S. government agencies are supported only by the credit of that agency.

Income Risks. The income shareholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risks. Prices of fixed interest rate debt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed interest rate debt securities fall. However, market factors, such as the demand for particular fixed interest rate debt securities, may cause the price of certain fixed interest rate debt securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed interest rate debt securities with longer maturities.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. To attempt to combat this risk, prior to October 14, 2016, the Fund will adopt policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if the Fund’s weekly liquid assets fall below a designated threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Adviser will produce the desired results.

Market Risks. The values of, and /or the income generated by, securities held by the Fund may decline if the financial condition of the entities in which the Fund invests declines or if overall market and economic conditions deteriorate. Different sectors of the market and different security types may react differently to changes in economic conditions. If the value of the Fund’s investments goes down, you may lose money.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. A risk exists that interest may be taxable on a municipal security that is expected to produce tax-exempt interest.

Portfolio Turnover Risks. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, a shareholder may have higher tax liability. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect the Fund’s performance.

Regulatory Risks. Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the

Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules.

The SEC adopted changes to the rules that govern the way in which certain money market funds are operated, many of which take effect in October 2016. These changes, which require some money market funds to operate with a floating NAV and amend the diversification, stress testing, and disclosure requirements, may affect the Fund’s investment strategies, operations, and/or return potential.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Sovereign Debt Risks. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

*     *     *

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Fund may be increased.

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the United States and its territories and possessions. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Fund by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Fund’s discretion. You may meet the minimum investment amount for Premier Class shares by aggregating multiple accounts with common ownership or discretionary control within the Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Premier Class shares if the aggregate amount invested by the adviser or consultant in the Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum investment for Premier Class shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Premier Class shares in this manner are not eligible to participate in the Systematic Investment Program described in the tables below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of the Fund on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge.

The NAV is determined daily at 2:00 p.m. (Central Time). [Transactions requested before such time generally settle the same business day.] All purchase orders received in

How to Buy Shares (cont.)

proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the Fund reserves the right to determine the NAV at earlier times under those circumstances.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of the Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. The Fund’s per share NAV will be calculated to four decimals (e.g., $1.0000). For purposes of calculating the NAV, securities transactions and shareholder transactions that occur prior to 2:00 p.m. (Central Time) are accounted for on the same day. The Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end registered investment companies are valued at net asset value.

Prior to October 2016, the Fund will use the amortized cost method to value fixed income securities with remaining maturities of 60 days or less at the time of purchase in accordance with amortized cost principles permitted by Rule 2a-7 under the 1940 Act to determine its NAV. Under the new requirements of Rule 2a-7, the Fund will no longer be permitted to use amortized cost principles and the Fund’s NAV will “float,” reflecting changes in values of the Fund’s portfolio securities.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

Certain securities held by the Fund may be listed on foreign exchanges that trade on days when the Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same times that the Fund calculates its NAV, giving rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information. If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report, or may take other appropriate action.

How to Buy Shares (cont.)

Fund Purchase Easy Reference Table

Minimum Investments

Class Y

•	To open an account–$1,000

•	To add to an account (including through a Systematic Investment Program)–$50

Premier Class

•	To open an account-$10,000,000

Phone 1-800-236-FUND (3863)

•	Contact BMO Funds U.S. Services.

•	Complete an application for a new account.

•	Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail

•	To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

•	To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire

•	Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

•	Mail a completed account application to the Fund at the address above under “Mail.”

•	Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•	You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

•	Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website

•	You may purchase Fund shares at www.bmofunds.com.

How to Buy Shares (cont.)

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares

•	If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

•	If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

•	All checks should be made payable to “BMO Funds.”

•	The maximum ACH purchase amount is $100,000.

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares at any time by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests must be accepted by 2:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the same business day, but in no event more than seven days, after the request is made.

Liquidity Fees and Redemption Gates. Pursuant to Rule 2a-7 under the 1940 Act, the Board of Directors is permitted to impose a liquidity fee (up to 2%) on redemptions from the Fund or a redemption gate to temporarily restrict redemptions from the Fund up to 10 business days (in any 90 day period), in the event that the Fund’s weekly liquid assets fall below the thresholds listed below. Liquidity fees and redemption gates, which may be terminated at any time in the discretion of the Board, would generally be used to assist the Fund to help preserve its market-based NAV per share. Liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets.

•	30% weekly liquid assets – If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed or a redemption gate that temporarily suspends the right of redemption.

•	10% weekly liquid assets – If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.

If the Fund imposes a redemption gate, the Fund will not accept redemption requests until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption requests submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem shares once the redemption gate has been lifted, you will need to submit a new redemption request to the Fund.

Announcements regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or redemption gate, will be filed with the SEC on Form N-CR and will be available on the Fund’s website (www.bmofunds.com). In addition, the Fund will make such announcements through a supplement to this prospectus and may make such announcements through a press release, website announcement, or by other means.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Some degree of uncertainty exists with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If the Fund received liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

In the event that the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets and the Board, including a majority of directors who are not interested persons of BMO Funds, irrevocably has approved the liquidation of the Fund, the Board has the authority to suspend redemptions of shares of the Fund.

On or before October 14, 2016, the Fund will adopt policies and procedures regarding the use of liquidity fees and redemption gates as described above.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)

•	Contact BMO Funds U.S. Services.

•	If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

•	Not available to retirement accounts, for which redemptions must be done in writing.

Mail

•	Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

•	For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

Wire/Electronic Transfer

•	Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•	Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•	Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•	If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•	Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website

•	You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans

•	Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	For any period during which the Board of Directors has temporarily restricted redemptions from the Fund.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund that was redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of the Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges from the Fund into any of the BMO Funds may be subject to a liquidity fee or redemption gate imposed by the Fund.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend, or terminate this conversion feature at any time.

Additional Conditions for Redemption (cont.)

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy) with respect to the BMO Funds (other than the

Money Market Funds). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the Fund which, as a money market fund, is typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Fund to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with the Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by the Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Fund, its transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of the Fund are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time the Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.

In addition, the Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in the Fund’s distributions. Your distributions of net investment income and net capital gains will be reinvested automatically in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

What are Distributions of Net Investment Income and Net Capital Gains? A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Account and Share Information (cont.)

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem your shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Premier Class shares may be converted to Class Y shares if your account balance falls below the required minimum of $10,000,000. Before shares are redeemed to close an account or converted from Premier Class shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits the Fund to offer more than one class of shares. All shares of the Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

The Fund will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or in additional Fund shares. Distributions from the Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of the Fund. Distributions from the Fund are expected to primarily consist of investment company taxable income.

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Because the Fund may not maintain a stable share price, there may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the amount of any gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sell them for, and how long you held them. In this case, any gain or loss generally will be treated as short-term capital gain or loss if you held your shares as capital assets for one year or less, and long-term capital gain or loss if you held your shares as capital assets for more than one year. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible under the wash sale rules and will instead

Account and Share Information (cont.)

increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange. The maximum individual tax rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss, rather than a short-term capital loss, to the extent of any net capital gain distributions received (or deemed received) by you with respect to the Fund shares.

If you elect to adopt the simplified NAV method of accounting available under proposed regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The IRS has also issued guidance indicating that the wash sale rules described above will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund such as the Fund.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Cost Basis Reporting

The Fund is required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. The Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

BMO Funds Information

Management of the BMO Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser manages the Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Fund. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of [ ], the Adviser had approximately $[ ] billion in assets under management, of which approximately $[ ] billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Fund-of-Funds Exemptive Order. BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits the Fund to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which the Fund invests pursuant to the order.

Portfolio Managers.

Peter J. Arts and Boyd R. Eager have co-managed the Fund since its inception in 2016. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser is entitled to receive from the Fund an investment advisory fee equal to a percentage of the Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints as shown in the following table.

Advisory Fee (as % of the Fund’s ADNA)
on the first $2 billion	on the next $2 billion		on the next $2 billion		on the next $2 billion		in excess of $8 billion
[0.150]%	[0.135	]%	[0.120	]%	[0.105	]%	[0.090	]%

The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding [0.45]% for Class Y and [0.20]% for Premier Class of the Fund’s ADNA, as set forth in the “Fees and Expenses of the Fund” section. This agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

In addition, the Adviser has the discretion to waive its fee for the Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Board’s basis for approving the investment advisory contract on behalf of the Fund will be included in the Fund’s [Annual Report] to Shareholders dated August 31, 2016.

Affiliate Services and Fees. BMO Harris Bank provides services to the Fund as custodian of the assets and securities lending agent. For the Fund, BMO Harris Bank’s custody fees are calculated at the annual rate of 0.005% on the first $10 billion of ADNA for the Fund plus 0.0025% of assets exceeding $10 billion. BMO Harris Bank receives a fee as compensation for its services as securities lending agent.

BMO Funds Information (cont.)

The Adviser serves as the Fund’s shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of the Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Premier Class shares of the Fund.

The Adviser is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator.

The Adviser, as administrator, is entitled to receive fees from the Fund at the following annual rates based on the aggregate ADNA of the BMO Money Market Funds combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030	on the next $2 billion
0.025	on the next $2 billion
0.020	on the next $2 billion
0.010	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Fund to the Adviser) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of the Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

Financial Highlights. Because the Fund recently commenced operations, financial highlights are not available at this time. Information, when available, will be included in the Fund’s next Annual or Semi-Annual Report to shareholders.

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the SAI and the Annual and Semi-Annual Reports of the Fund as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-414-287-8555

1-800-236-FUND (3863)

www.bmofunds.com

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

Not FDIC Insured	No Bank Guarantee	May Lose Value

BMO Investment Distributors, LLC

Distributor	Investment Company Act File No. 811-58433

10-328-088

The information contained in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

BMO Funds, Inc.

Preliminary Statement of Additional Information

(Subject to Completion)

March 18, 2016

•	BMO Floating NAV Prime Money Market Fund

Class Y ([ ])	Premier Class ([ ])

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectus for the BMO Fund listed above dated May [ ], 2016. You may obtain the Prospectus and, when available, the Annual Report without charge by calling BMO Funds U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at http://www.bmofunds.com.

115 South LaSalle Street, Chicago, Illinois 60603

BMO INVESTMENT DISTRIBUTORS, LLC

Distributor

[    ], 2016

i

HOW IS THE FUND ORGANIZED?

BMO Funds, Inc. (the Corporation) is an open-end, management investment company that was established as Marshall Funds, Inc., a Wisconsin corporation, on July 31, 1992. On July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, and as a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds. On May 17, 2013, the Corporation changed its corporate name to BMO Funds, Inc. BMO Asset Management Corp. is the Fund’s investment adviser (the Adviser).

The Fund is a diversified portfolio of the Corporation with a fiscal year end of August 31. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers [44] separate series.

The Board of Directors of the Corporation (Board) has established Investor Class shares (Class Y) and Premier Class shares with respect to the Fund.

The Fund is a money market fund that must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Although the Fund is a money market fund, the net asset value (NAV) of the Fund’s shares will fluctuate with changes in the values of the Fund’s portfolio securities.

This SAI contains additional information about the Corporation and the Fund. This SAI uses the same terms as defined in the Fund’s Prospectus.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectus and this SAI. The Corporation’s Articles of Incorporation, as amended, reconcile this inconsistency in terminology and provide that the Prospectus and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s securities and investment techniques that are described in the Prospectus.

Asset-Backed/Privately-Issued Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which the Fund invests may be adversely affected by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund if it is holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million, or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation.

Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money directly or through reverse repurchase agreements and pledge some assets as collateral. If the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage within the limits of the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Fund may borrow money for temporary or emergency purposes.

The Corporation received an exemptive order from the Securities and Exchange Commission (SEC) on July 30, 2014 which permits the Fund to participate in an interfund lending program, subject to its investment policies and limitations. This program allows the Fund to lend cash to other BMO Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a money market fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Fund. The Fund will participate in the program only to the extent that its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(a)(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. The Fund must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(a)(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(a)(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(a)(2) commercial paper and certain other restricted securities are liquid in accordance with the Fund’s procedures. Section 4(a)(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Concentration. The Fund has adopted a fundamental investment policy that prohibits it from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). This policy does not apply to securities in which the Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the holder the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Fund invests may be redeemed by the issuer before maturity. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates; one month or three month LIBOR; commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

General Tax Risks. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Code, which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (RIC).

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities through BMO Harris Bank N.A. (BMO Harris Bank), as agent. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker.

When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Municipal Securities are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although most municipal securities are exempt from regular federal income tax, municipalities also may issue securities subject to federal alternative minimum tax (AMT) and taxable securities. Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear, and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Fund invests.

General Obligation Bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special Revenue Bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal AMT. The Fund may invest in bonds subject to the federal AMT.

Anticipation Notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax Increment Financing Bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust, and partnership interests in any of the foregoing obligations.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining the Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated, many of which take effect in October 2016. These changes, which require some funds to operate with a floating NAV and amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous. However, entering into reverse repurchase agreements may expose the Fund to leverage risks (see “Leverage Risks”).

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Short Sales. The Fund may short sell securities, including shares of exchange-traded funds, in anticipation of a decline in the market value of the securities. When the Fund sells a security short, the Fund does not own the security and must borrow the security to make delivery to the buyer. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. Because the BMO Funds’ portfolio managers may interpret the market differently, it is possible that one Fund may be short a security at the same time that another Fund is long the same security.

Sovereign Debt. The Fund may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, the Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of the Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market economic, political, other conditions. The Fund’s temporary investments must be of comparable quality to its primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the

United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities in which the Fund may invest do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause the Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. The Fund may have to dispose of its portfolio investments under disadvantageous circumstances or utilize leverage to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC.

Portfolio Turnover. The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide current income consistent with preservation of capital. The Board may change the Fund’s investment objective without shareholder approval.

INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, including the Fund’s 5% illiquid securities limitation, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The 1940 Act permits the Fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Fund segregates assets or otherwise covers its obligation to limit the Fund’s risk of loss, such as through offsetting positions.

Under the 1940 Act, in addition to borrowing from banks, the Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes.

Lending Cash or Securities

The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments.

Investing in Real Estate

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.

Underwriting

The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Selling Short and Buying on Margin

The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

The Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid and Restricted Securities

The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies, including investment companies that may be affiliated with the Adviser, to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Fund will limit its investments in other investment companies to those of money market funds having investment objectives and policies similar to its own.

The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder, provided however, that if the Fund has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act the Fund will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Corporation received a fund-of-funds exemptive order from the SEC on June 25, 2014 that permits the Fund to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which the Fund invests pursuant to the order.

Money Market Fund Regulatory Compliance

The Fund is managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity, and diversity of the Fund’s investments. The Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

VALUATION OF SECURITIES

Portfolio securities of the Fund are valued as follows:

•	securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;

•	for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value;

•	fixed income securities that are not exchange traded are valued by an independent pricing service;

•	in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the Fund or the financial statements presented.

Certain securities held by the Fund may be listed on foreign exchanges that trade on days when the Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same times that the Fund calculates its NAV, giving rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, the Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of each class of the Fund are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets.

The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

BMO Investment Distributors, LLC (BID), located at 115 South LaSalle Street, Chicago, Illinois 60603, serves as the principal distributor of the Fund’s shares (the Distributor). Under a Distribution Agreement with the Fund, BID offers the Fund’s shares on a continuous, best-efforts basis. BID is an affiliate of the Adviser and BMO Harris Bank.

Shareholder Services (Class Y Shares Only)

The Adviser is the shareholder servicing agent for the Fund. As such, it provides shareholder services to the Fund that include, but are not limited to, distributing the Prospectus and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Class Y shares may pay the Adviser a shareholder servicing fee equal to 0.25% of the assets of the Class Y shares for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees. The Adviser may voluntarily waive fees it receives for providing shareholder services and maintaining shareholder accounts. The Adviser may terminate such voluntary waivers at any time.

HOW TO BUY SHARES

Reinvestment Privilege

The reinvestment privilege is available for all shares of the Fund within the same share class. If a shareholder redeems shares in the Fund, there may be federal income tax consequences.

Exchanging Securities for Shares

A shareholder may contact the Fund to request a purchase of shares in an exchange for securities owned by the shareholder. The Fund reserves the right to determine whether to accept the securities and the minimum market value to accept. The Fund will value the securities in the same manner as it values its assets. This exchange is treated as a taxable sale of a shareholder’s securities for federal income tax purposes.

Conversion Privilege

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert to the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Redemption In Kind

Although the Fund intends to pay share redemptions in cash, the Fund reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit a redemption in kind to an affiliate.

Purchases and Redemptions Through Authorized Dealers

You may purchase or redeem shares of the Fund through Authorized Dealers. Certain of these Authorized Dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when such Authorized Dealer or, if applicable, such Authorized Dealer’s authorized designee, receives the order.

Money Market Fund Redemptions

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or temporarily restrict redemptions from the Fund up to 10 business days during a 90 day period (a redemption gate), in the event that the Fund’s weekly liquid assets fall below the following thresholds:

•	30% weekly liquid assets – If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption.

•	10% weekly liquid assets – If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.

If the Fund imposes a redemption gate, the Fund will not accept redemption or exchange orders until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption or exchange orders submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem or exchange shares once the redemption gate has been lifted, you will need to submit a new redemption or exchange request to the Fund.

The Board of Directors of the Fund generally expects that a liquidity fee or redemption gate would be imposed, if at all, during periods of extraordinary market stress. Moreover, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the Fund has notified Authorized Dealers and shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the Fund has imposed the liquidity fee or redemption gate). Announcements regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or redemption gate, will be filed with the SEC on Form N-CR and will be available on the Fund’s website (http://www.bmofunds.com). In addition, the Fund will make such announcements through a supplement to this Prospectus and may make such announcements through a press release or by other means.

Liquidity fees and redemption gates, which may be terminated at any time in the discretion of the Board, would generally be used to assist the Fund to restore its market-based NAV per share. Liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets. The Fund may only suspend redemptions for up to 10 business days in any 90-day period.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

On or before October 14, 2016, the Fund will adopt policies and procedures regarding the use of liquidity fees and redemption gates as described above.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of the Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.

Control Persons and Principal Shareholders

Any person who beneficially owns more than 25% of the outstanding shares of the Fund or a class may be considered a “controlling person” of the Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. Any person who beneficially owns more than 5% of the outstanding shares of the Fund or a class may be considered a “principal shareholder” of the Fund or class. Information regarding control persons and principal shareholders is not provided because the Funds were not offered for sale prior to the date of this SAI. As of the date of this SAI, the current officers and directors of the Corporation did not own any shares of the Fund.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from qualifying income, which includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

Some Fund investments may produce income that will not constitute qualifying income for the purposes of this annual gross income requirement. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). If any such regulations are issued, such regulations could treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income, and there is a remote possibility that such regulations could be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

To the extent that the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income distributed to shareholders. In the event the Fund fails to qualify as a RIC under Subchapter M and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will be treated as a separate entity for federal income tax purposes so that income earned and capital gains and losses realized by other BMO Funds will be separate from those realized by the Fund.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

Taxation of U.S. Shareholders

Shareholders will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund, unless the shareholder is investing through a tax-deferred arrangement such as an IRA or a 401(k) plan. Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%. However, for non-corporate shareholders, the portion of investment company taxable income that the Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the lower federal income tax rates applicable to net long-term capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), without regard to how long a shareholder has held shares of the Fund. A portion of the Fund’s distributions of investment company taxable income may qualify in part for the 70% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund’s shareholders. Because no portion of the income of the Fund will consist of dividends from domestic corporations or qualified foreign corporations, distributions paid by the Fund are not expected to be eligible for “qualified dividend” treatment when paid to non-corporate shareholders or qualify for the dividends received deduction available to corporate shareholders.

Dividend income received by the Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income (which excludes exempt interest dividends), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

To the extent the Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by the Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions declared by the Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of distributions paid.

Because the Fund may not maintain a stable share price, there may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the amount of any gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sell them for, and how long you held them. In this case, any gain or loss generally will be treated as short-term capital gain or loss if you held your shares as capital assets for one year or less, and long-term capital gain or loss if you held your shares as capital assets for more than one year. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible under the wash sale rules and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange. The maximum individual tax rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss, rather than a short-term capital loss, to the extent of any net capital gain distributions received (or deemed received) by you with respect to the Fund shares.

If you elect to adopt the simplified NAV method of accounting available under proposed regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The IRS has also issued guidance indicating that the wash sale rules described above will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund such as the Fund.

If shares that were purchased subject to a sales charge are exchanged for shares of a different Fund before the 91st day after the date on which such shares were acquired, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is added to the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if more than 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If the Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

If the Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from the Fund (including exempt interest dividends) and on sales, exchanges or redemptions of Fund shares. Rules of state and local taxation of distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

Under the Foreign Account Tax Compliance Act (FATCA), the Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant pursuant to the terms of an intergovernmental agreement between the U.S. and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (covered shares) when such shareholders sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (non-covered shares) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on an applicable Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by the Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers [44] separate portfolios or funds. The information in the following table is as of August 31, 2015 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

John M. Blaser(3) Age: 58	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	[44]	None

Christopher B. Begy(3) Age: 61	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	[44]	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	The information in this column is as of the date of this SAI.
(3)	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

Larry D. Armel Age: 73	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	[44]	None

Ridge A. Braunschweig Age: 62	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	[44]	None

Benjamin M. Cutler Age: 70	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	[44]	None

John A. Lubs Age: 67	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	[44]	None

James Mitchell Age: 68	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	[44]	None

Barbara J. Pope Age: 67	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	[44]	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	The information in this column is as of the date of this SAI.

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2015 unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy M. Bonin Age: 42	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.

Stephen R. Oliver Age: 64	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank N.A., since March 2006; Vice President of BMO Investment Distributors, LLC, 2007 to 2014.

Michele L. Racadio Age: 40	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Fund. The Board is responsible for managing the Fund’s business affairs. During the fiscal year ended August 31, 2015, the Board held five meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Fund are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Fund and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Corporation and the Adviser and its affiliates, the assets and number of the BMO Funds overseen by the Board, and the nature of the BMO Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Fund. The Fund, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Fund’s operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Fund’s operations, the contractual arrangements with the Adviser and other service providers for the Fund, the Fund’s performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Fund’s independent registered public accounting firm, counsel to the Fund, and independent directors to assist it in its oversight responsibilities. The Board reviews the Fund’s performance and meets with the Adviser and the Fund’s portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Fund. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to the Fund’s investment objective, strategies, and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Fund’s independent registered public accounting firm and the internal accounting staff serving the Fund. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Fund, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund. The Audit Committee monitors the accounting policies of the Fund, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig (Chair), Cutler, Lubs, and Mitchell and Ms. Pope currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2015, the Audit Committee held two meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2015, the Nominating and Governance Committee did not meet.

The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion that, as of the date of this SAI, each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Fund were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel, and director of various mutual fund complexes. The Board considered the executive, regulatory, investment, and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s position with the Adviser, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Begy has served as President and Chief Executive Officer of BMO Financial Corporation and U.S. Country Head of BMO Financial Group since 2013. He also served as Chief Auditor of BMO Financial Group from 2001 to 2013 and in other executive positions with BMO Financial Group from 1989 to 2001, including Corporate Controller, Senior Vice President, Chief Accountant and Vice President. Mr. Begy joined BMO Financial Group in 1987 after holding a variety of roles with the accounting firm Coopers and Lybrand (subsequently merged with the accounting firm Price Waterhouse to form PwC). The Board considered that Mr. Begy is a chartered accountant and a Fellow of The Institute of Chartered Accountants and has contributed extensively to national and international organizations responsible for setting accounting and auditing standards. The Board considered the audit, executive, financial, investment and operations experience that Mr. Begy gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009, and that he serves as chair of the Audit Committee. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO, and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director of the Corporation since 1999. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

With respect to fiscal year 2015, each independent director was paid an aggregate retainer of $80,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2015.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$77,968	$80,000
Ridge A. Braunschweig	$77,968	$80,000
Benjamin M. Cutler	$77,968	$80,000
John A. Lubs	$77,968	$80,000
James Mitchell	$77,968	$80,000
Barbara J. Pope	$77,968	$80,000

(1)	The BMO Funds Complex currently offers [44] Funds, including the BMO LGM Frontier Markets Equity Fund, a closed-end management investment company. Each series of the Corporation pays an equal portion of the total compensation received by each independent director, adjusted based on each Fund’s inception date.

Board Ownership of Shares in the Fund and in the BMO Funds Family as of December 31, 2015.

Name of Director(1)	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Larry D. Armel Independent Director	None	[over $100,000]
John M. Blaser Interested Director	None	[over $100,000]
Ridge A. Braunschweig Independent Director	None	[over $100,000]
Benjamin M. Cutler Independent Director	None	[over $100,000]
John A. Lubs Independent Director	None	[over $100,000]
James Mitchell Independent Director	None	[over $100,000]
Barbara J. Pope Independent Director	None	[over $100,000]
Christopher Begy Interested Director	None	[None]

INFORMATION ABOUT THE ADVISER

Adviser to the Fund

The Fund’s investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois. Prior to June 1, 2012, M&I Investment Management Corp. (IMC) served as the BMO Funds’ investment adviser. Effective June 1, 2012, as part of an internal restructuring, IMC, a wholly-owned subsidiary of BMO Financial Corp. (BFC), merged with and into Harris Investment Management, Inc., another wholly-owned subsidiary of BFC, and the combined entity was renamed BMO Asset Management Corp. BFC is an indirect wholly-owned subsidiary of BMO.

The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, the Fund pays the Adviser, on a monthly basis, an annual management fee of [0.15]% based on the percentage of the average daily net assets of the Fund (ADNA).

The Fund and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Fund. The advisory fees are subject to the breakpoints listed in the following tables:

Advisory Fee (as % of the Fund’s ADNA)
Fund	on the first $2 billion		on the next $2 billion		on the next $2 billion		on the next $2 billion		in excess of $8 billion
Floating NAV Prime Money Market	[0.15	]%	[0.135	]%	[0.12	]%	[0.105	]%	[0.09	]%

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the percentage of the average daily net assets of each class of the Fund (the Expense Limit), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2017 without the consent of the Fund’s Board of Directors unless terminated due to the termination of the investment advisory agreement.

Fund	Expense Limit (as a % of the Fund’s ADNA)
Floating NAV Prime Money Market
Class Y	[0.45	]
Premier Class	[0.20	]

In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.

No management fee information is provided for the Fund because it was not offered for sale prior to the date hereof.

BMO Funds, Inc. and the Adviser have received an order from the SEC that permits the Adviser, subject to certain conditions, but without shareholder approval, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a BMO Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and the sole initial shareholder of the Fund. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit the Fund.

Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts the Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Fund’s Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Fund. Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser.

Other Accounts Managed by the Portfolio Managers

of the Fund as of May [     ], 2016

	Other Registered Investment Companies Managed by Portfolio Manager			Other Pooled Investment Vehicles Managed by Portfolio Manager								Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)		Number		Total Assets ($)		Number with Performance- Based Fees		Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)		Number		Total Assets ($)		Number with Performance- Based Fees		Total Assets of Accounts with Performance- Based Fees ($)
Floating NAV Prime Money Market
Peter J. Arts	[ ]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Boyd R. Eager	[ ]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.

Compensation of Portfolio Managers

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals also may receive bonuses of restricted share units or other units linked to the performance of BMO.

Ownership of Fund Shares by Portfolio Managers

No ownership information is provided because the Fund was not offered for sale prior to the date of this SAI.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolio to the Adviser. Due to the Fund’s proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Fund.

Adviser’s Proxy Voting Policy and Guidelines

The Board of Directors has delegated proxy voting authority to the Adviser, subject to the Board’s oversight. The Adviser has agreed to vote the Fund’s proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The Board reviews and approves all changes to the proxy policies and procedures. The proxy policies and procedures seek to ensure, as applicable, that shareholder return and the value of Fund investments are maximized and that sound corporate governance is promoted.

The proxy voting policies, procedures, and guidelines generally address (i) routine matters including, among others, uncontested election of directors, approval of auditors, and increases in authorized shares; (ii) corporate structure matters; (iii) corporate governance matters; and (iv) social issues. Although the Adviser generally adheres to the guidelines, all proxy issues are considered on their own merits and voting decisions take into account the particular circumstances involved. This provides needed flexibility in making prudent judgments in the proxy voting process.

In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

Proxy Voting Record

The Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. The Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Fund’s portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:

•	As required by SEC regulations, the Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q, and Form N-MFP;

•	Fund portfolio holdings may be disclosed from time to time, to the Fund’s service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, and financial printer, in connection with the fulfillment of their duties to the Fund and the Corporation;

•	The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc.;

•	The Fund’s portfolio holdings as of the last business day of the preceding month is posted on the Fund’s website no later than five business days after the end of the month and remains posted on the website for a minimum of six months thereafter.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Fund, the Adviser, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

Brokerage commission information is not provided because the Fund was not offered for sale prior to the date of this SAI.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

INFORMATION ABOUT THE FUND’S SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, the Adviser, and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent

The Adviser serves as the administrator to the Fund. The Adviser, as administrator, is entitled to receive fees from the Fund at the following annual rates based on the aggregate ADNA of the BMO Money Market Funds combined:

Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the BMO Money Market Funds are allocated to each Fund based on its assets. The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;

•	preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of their shares;

•	preparation, negotiation, and administration of contracts on behalf of the Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development, and operation of the Fund; and

•	provision of advice to the Fund and the Board.

The Adviser also serves as the shareholder servicing agent to the Fund. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold? — Shareholder Services (Investor Class (Class Y) Shares Only).”

Sub-Administrator

UMBFS is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•	review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of their shares;

•	drafting and reviewing of the Fund’s annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings, and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Fund; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Next $1.75 billion	0.0030
Next $2.5 billion	0.0025
Next $2.5 billion	0.0020
Over $7.5 billion	0.0015

Securities Lending

The Fund pays a portion of the net revenue earned on securities lending activities to BMO Harris Bank as securities lending agent. No securities lending fee information is provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

Payments to Financial Intermediaries

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may make additional payments (which are often referred to as “revenue sharing” payments), out of their own assets and not as an additional charge to the Fund, to financial intermediaries, including their affiliates, from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders.

These payments are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. Such payments may be for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund, or for other services. In exchange for revenue sharing payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates generally expect to receive the opportunity for the Fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund.

The structure of these compensation arrangements, as well as the amounts paid under such arrangements, varies and may change from time to time. Payments generally range from 0.05% to 0.40%, however, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries

Advisors Clearing Network

American Portfolios Financial Services, Inc.

American United Life Insurance

Apex Clearing Corporation

Ascensus Trust Company

Ausdal Financial Partners

B.C. Ziegler and Company

BancWest Investment Services, Inc.

BB&T Investment Services, Inc.

BB&T Securities, LLC

BBVA Compass Investment Solutions, a Division of BBVA Securities Inc.

Benefit Trust Company

Benjamin F. Edwards & Co.

Bernard Herold & Co. Inc.

BMO Harris Bank N.A.

BMO Harris Financial Advisors

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

CapFinancial Partners, LLC d/b/a CapTrust Financial Advisors

Capital One Investment Services

Capital One Investing

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists

Cetera Investment Services LLC

Charles Schwab & Company, Inc.

Chase Investment Services

CitiGroup Global Markets

Comerica Bank

Community Bank c/o Hand Benefits & Trust Co.

Concorde Investment Services LLC

COR Clearing

Credit-Suisse Securities USA LLC

CRI Securities, LLC

CUSO Financial Services, LP

D.A. Davidson & Co.

Duncan-Williams, Inc.

E*Trade Clearing, LLC

Edward D. Jones & Co. LP

EFC Financial Services, LLC

Fidelity Brokerage Services LLC

Fiduciary Trust International

First Clearing, LLC

First National Bank & Trust - Ardmore

First National Bank of Omaha

First Republic Securities Company, LLC

First Southwest Company

Foothill Securities, Inc.

Girard Securities, Inc.

GWFS Equities, Inc.

GWN Securities

H.C. Denison Co.

Harbour Investments

ING Direct Investing, Inc.

Invest Financial Corp.

Investment Center of America

Investment Professionals, Inc.

JJB Hilliard WL Lyons

JP Morgan Chase Bank

JP Morgan Securities LLC

KMS Financial Services, Inc.

Lincoln Financial Advisors

Lincoln Investment Planning

Lincoln Retirement Services

LPL Financial LLC

Maplewood Investment Advisors, Inc.

MCSC Financial Services

Mass Mutual Life Insurance Company

Merrill, Lynch, Pierce, Fenner & Smith Incorporated

Mesirow Financial, Inc.

MetLife Securities, Inc. (The MetLife Broker Dealer Group)

Mid Atlantic Capital Corp.

Money Concepts Capital Corp.

Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC

National Financial Services LLC

National Planning Holdings, Inc.

Newbridge Securities Corporation

Northwestern Mutual Investment Services LLC

O.N. Equity Company

OneAmerica Securities, Inc.

Park Avenue Securities LLC

People’s Securities, Inc.

Pershing Advisor Solutions LLC

Pershing LLC

PNC Capital Markets LLC

Princor Financial Services Corporation

ProEquities, Inc.

Prudential Insurance Company of America

Prudential Investment Management Services LLC

Prudential Investments LLC

Questar Capital

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company, LLC

Ridge Clearing and Outsourcing Solutions, Inc.

Robert W. Baird & Co., Inc.

Ross, Sinclaire & Associates, LLC

Royal Alliance Associates, Inc.

Securian Financial Services Inc.

Securities America, Inc.

SEI Private Trust

SII Investments

Standard Insurance Company

Stifel Nicolaus & Co., Inc.

Stockcross Financial Services

SunGard Institutional Brokerage, Inc.

T.Rowe Price Investment Services, Inc.

TD Ameritrade Clearing

TD Ameritrade Trust Co.

TD Ameritrade, Inc.

Teachers Insurance and Annuity Association of America (TIAA-Cref)

TIAA-CREF Individual and Institutional Services LLC

TIAA-CREF Trust Company, FSB

Trade-PMR, Inc.

Trust Company of America

U.S. Bank

U.S. Bancorp Investments, Inc.

UBS Financial Services Inc.

UMB Bank n.a.

United Planners Financial Services of America

USAA Investment Management Company

Valic Financial Advisors, Inc.

VALIC Retirement Company

Vanguard Group, Inc.

VOYA Financial Partners, LLC

VOYA Institutional Plan Services, LLC

VOYA Retirement Insurance Company

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank N.A.

Wells Fargo Securities, LLC

Westport Resources Investment Services

Wilmington Trust Retirement and Institutional

Services Company

Winslow, Evans & Crocker, Inc.

Xerox HR Solutions, LLC

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

The Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Fund.

Fund Accountant

UMBFS, 285 West Galena Street, Milwaukee, Wisconsin, provides fund accounting services to the Fund. For its services, UMBFS receives a fee based on net assets of the Fund.

Custodian

BMO Harris Bank, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, an indirect wholly-owned subsidiary of BMO Corp., is a custodian for the securities and cash of the Fund. For its services as custodian, BMO Harris Bank receives an annual fee, payable monthly, based on a percentage of the Fund’s average aggregate daily net assets.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

Please refer to Appendix B for a consolidated list of mailing addresses for the Fund and its service providers.

PERFORMANCE

From time to time, when available, the yield and total return of the Class Y and/or Premier Class shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

A copy of the Annual Report, when available, for the Fund may be obtained without charge by contacting BMO Funds U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

APPENDIX A - RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active qualifiers.

Standard & Poor’s uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

1. Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3. Public Information Ratings: “pi” qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

4. Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5. Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: “G” inactive qualifier

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

4. Provisional Ratings: “pr” inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5. Quantitative Analysis of publication information: “q” inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

6. Extraordinary risks: “r” inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2. Structured finance: “sf” identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.” The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’ The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

APPENDIX B - ADDRESSES

The Fund:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Distributor:

BMO Investment Distributors, LLC

115 South LaSalle Street

Chicago, Illinois 60603

Adviser, Administrator, and Shareholder Servicing Agent:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, Illinois 60603

Custodian:

BMO Harris Bank N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02171

Sub-Administrator:

UMB Fund Services, Inc.

285 West Galena Street

Milwaukee, Wisconsin 53212

Portfolio Accounting Services Agent:

UMB Fund Services, Inc.

285 West Galena Street

Milwaukee, Wisconsin 53212

Legal Counsel:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

B-1

BMO FUNDS, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation dated July 30, 1992[4]

(a)(2)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[4]

(a)(3)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[4]

(a)(4)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[4]

(a)(5)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[2]

(a)(6)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[4]

(a)(7)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[6]

(a)(8)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[7]

(a)(9)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[8]

(a)(10)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[9]

(a)(11)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[10]

(a)(12)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[11]

(a)(13)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[12]

(a)(14)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[15]

(a)(15)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[15]

(a)(16)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[17]

(a)(17)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[17]

(a)(18)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[19]

(a)(19)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[21]

(a)(20)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[23]

(a)(21)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[24]

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010[26]

(a)(23)	Amendment No. 22 to Articles of Incorporation dated November 30, 2010[27]

(a)(24)	Amendment No. 23 to Articles of Incorporation dated February 3, 2011[28]

(a)(25)	Amendment No. 24 to Articles of Incorporation dated December 12, 2011[32]

(a)(26)	Amendment No. 25 to Articles of Incorporation dated December 28, 2011[33]

(a)(27)	Amendment No. 26 to Articles of Incorporation dated September 7, 2012[34]

(a)(28)	Amendment No. 27 to Articles of Incorporation dated September 25, 2012[34]

(a)(29)	Amendment No. 28 to Articles of Incorporation dated May 13, 2013[36]

(a)(30)	Amendment No. 29 to Articles of Incorporation dated June 28, 2013[36]

(a)(31)	Amendment No. 30 to Articles of Incorporation dated August 16, 2013[37]

(a)(32)	Amendment No. 31 to Articles of Incorporation dated August 27, 2013[38]

(a)(33)	Amendment No. 32 to Articles of Incorporation dated December 23, 2013[39]

(a)(34)	Amendment No. 33 to Articles of Incorporation dated February 27, 2014[41]

(a)(35)	Amendment No. 34 to Articles of Incorporation dated March 27, 2014[41]

(a)(36)	Amendment No. 35 to Articles of Incorporation dated May 23, 2014[41]

(a)(37)	Amendment No. 36 to Articles of Incorporation dated July 25, 2014[42]

(a)(38)	Amendment No. 37 to Articles of Incorporation dated November 24, 2014[43]

(a)(39)	Amendment No. 38 to Articles of Incorporation dated December 19, 2014[44]

(a)(40)	Amendment No. 39 to Articles of Incorporation dated December 23, 2014[44]

(a)(41)	Amendment No. 40 to Articles of Incorporation dated March 30, 2015[45]

(a)(42)	Amendment No. 41 to Articles of Incorporation dated April 21, 2015[45]

(a)(43)	Amendment No. 42 to Articles of Incorporation dated May 18, 2015[46]

(a)(44)	Amendment No. 43 to Articles of Incorporation dated August 14, 2015[46]

(a)(45)	Amendment No. 44 to Articles of Incorporation dated December 15, 2015[47]

(a)(46)	Amendment No. 45 to Articles of Incorporation dated December 23, 2015[47]

(a)(47)	Amendment No. 46 to Articles of Incorporation dated , 2016[49]

(b)	By-Laws As Amended and Restated through February 8, 2012[48]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d)(1)	Form of Investment Advisory Contract with BMO Asset Management Corp. (f/k/a M&I Investment Management Corp.)[29]

(d)(2)	Form of Amended and Restated Schedules A and B to Investment Advisory Contract[49]

(d)(3)	Form of Sub-Advisory Agreement with Pyrford International Ltd.[33]

(d)(4)	Form of Amended and Restated Exhibit A to Sub-Advisory Agreement with Pyrford International Ltd. for Pyrford International Stock Fund [47]

(d)(5)	Form of Sub-Advisory Agreement with Lloyd George Management (Hong Kong) Ltd. for LGM Emerging Markets Equity Fund[33]

(d)(6)	Form of Amended and Restated Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Emerging Markets Bond Fund, TCH Intermediate Income Fund, TCH Corporate Income Fund, and TCH Core Plus Bond Fund[40]

(d)(7)	Form of Sub-Advisory Agreement with Monegy, Inc. (f/k/a HIM Monegy, Inc.) for Monegy High Yield Bond Fund[33]

(d)(8)	Form of Sub-Advisory Agreement (CTC myCFO, LLC) for Alternative Strategies Fund[43]

(d)(9)	Form of Sub-Advisory Agreement with subadvisers registered as a commodity trading adviser for Alternative Strategies Fund[43]

(d)(10)	Form of Sub-Advisory Agreement with subadvisers not registered as a commodity trading adviser for Alternative Strategies Fund[43]

(e)(1)	Distribution Agreement with BMO Investment Distributors, LLC (formerly, M&I Distributors, LLC) dated July 5, 2011[31]

(e)(2)	Amended and Restated Schedule A to Distribution Agreement[49]

(f)	Bonus or Profit Sharing Contracts—None

(g)(1)	Custodian Contract with Marshall & Ilsley Trust Company (now, BMO Harris Bank, N.A.) dated April 26, 1993[3]

(g)(2)	Amendment to Custodian Contract dated November 1, 1995[17]

(g)(3)	Amendment to Custodian Contract dated November 1, 2000[17]

(g)(4)	Amendment to Custodian Contract dated June 22, 2001[13]

(g)(5)	Custodian Agreement with State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) dated September 1, 2004[15]

(g)(6)	Form of Amendment to Custodian Agreement with State Street Bank and Trust Company[47]

(h)(1)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[14]

(h)(2)	Amendment to Administrative Services Agreement dated June 22, 2001[13]

(h)(3)	Amendment to Administrative Services Agreement dated November 1, 2007[20]

(h)(4)	Amendment to Administrative Services Agreement dated July 1, 2008[22]

(h)(5)	Form of Fifth Amendment to Administrative Services Agreement[33]

(h)(6)	Form of Sixth Amendment to Administrative Services Agreement[41]

(h)(7)	Form of Seventh Amendment to Administrative Services Agreement[43]

(h)(8)	Form of Eighth Amendment to Administrative Services Agreement[44]

(h)(9)	Form of Ninth Amendment to Administrative Services Agreement[46]

(h)(10)	Form of Tenth Amendment to Administrative Services Agreement[49]

(h)(11)	Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(12)	Form of Fifteenth Amended and Restated Schedule A to Sub-Administration Agreement[49]

(h)(13)	Shareholder Services Agreement dated July 5, 2011[31]

(h)(14)	Form of Amended and Restated Exhibit 1 of Shareholder Services Agreement[49]

(h)(15)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 30, 2011[33]

(h)(16)	Amendment to Transfer Agency Agreement dated December 21, 2012[35]

(h)(17)	Form of Amended and Restated Schedule A to Transfer Agency and Service Agreement[49]

(h)(18)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(19)	Form of Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc.[49]

(h)(20)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) dated September 1, 2004[15]

(h)(21)	Form of Amended and Restated Appendix A to Fund Accounting Agreement with State Street Bank & Trust Company[47]

(h)(22)	Form of Amended and Restated Expense Limitation Agreement[38]

(h)(23)	Amended and Restated Schedule A to Amended and Restated Expense Limitation Agreement[49]

(h)(24)	Power of Attorney[37]

(i)(1)	Opinion and Consent[1]

(i)(2)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 31, 2007[19]

(i)(3)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2008[21]

(i)(4)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2008[23]

(i)(5)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 29, 2009[25]

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010[26]

(i)(7)	Opinion and Consent of Godfrey & Kahn, S.C. dated February 28, 2011[28]

(i)(8)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 29, 2011[33]

(i)(9)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 27, 2012[34]

(i)(10)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 28, 2013[36]

(i)(11)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 27, 2013[38]

(i)(12)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 27, 2013[39]

(i)(13)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 27, 2014[41]

(i)(14)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2014[43]

(i)(15)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 26, 2015[46]

(i)(16)	Opinion and Consent of Godfrey & Kahn, S.C. dated , 2016[49]

(j)	Consent of Independent Registered Public Accounting Firm - None

(k)	Omitted Financial Statements - None

(l)	Initial Capital Understanding[5]

(m)(1)	Amended and Restated Rule 12b-1 Plan dated August 13, 2014[47]

(m)(2)	Amended and Restated Rule 12b-1 Plan dated November 6, 2013 - Target Date and Target Risk Funds[47]

(m)(3)	Form of Sales and Services Agreement, As Amended[45]

(n)(1)	Amended and Restated Multiple Class Plan[49]

(n)(2)	Amended and Restated Multiple Class Plan - Target Date and Target Risk Funds[47]

(o)	Reserved

(p)(1)	Code of Ethics for BMO Asset Management Corp., Monegy, Inc., BMO Funds, Inc. and certain affiliated entities dated October 31, 2013[39]

(p)(2)	Pyrford International Ltd. Code of Ethics[35]

(p)(3)	LGM Investments Limited (formerly, Lloyd George Management (Europe) Limited) Code of Ethics[39]

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics[35]

(p)(5)	CTC myCFO, LLC Code of Ethics[43]

(p)(6)	Graham Capital Management, L.P. Code of Ethics[43]

(p)(7)	Capstone Investment Advisors, LLC Code of Ethics[43]

(p)(8)	Pine River Capital Management, L.P. Code of Ethics[43]

(p)(9)	Cramer Rosenthal McGlynn LLC Code of Ethics[43]

(p)(10)	Iridian Asset Management LLC Code of Ethics[43]

(p)(11)	Sound Point Capital Management, L.P. Code of Ethics[43]

(p)(12)	BMO Investment Distributors, LLC (formerly, M&I Distributors, LLC) Code of Ethics dated January 1, 2008[22]

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 8 filed December 28, 1993.*
[3]	Exhibit to PEA No. 10 filed July 1, 1994.*
[4]	Exhibit to PEA No. 11 filed October 21, 1994.*
[5]	Exhibit to PEA No. 14 filed December 26, 1995.*
[6]	Exhibit to PEA No. 15 filed June 17, 1996.*
[7]	Exhibit to PEA No. 17 filed August 30, 1996.*
[8]	Exhibit to PEA No. 22 filed October 21, 1998.*
[9]	Exhibit to PEA No. 27 filed August 27, 1999.*
[10]	Exhibit to PEA No. 29 filed October 29, 1999.*
[11]	Exhibit to PEA No. 31 filed March 1, 2000.*
[12]	Exhibit to PEA No. 33 filed October 30, 2000.*
[13]	Exhibit to PEA No. 34 filed October 29, 2001.*
[14]	Exhibit to PEA No. 37 filed October 30, 2003.*
[15]	Exhibit to PEA No. 42 filed December 30, 2004.*
[16]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[17]	Exhibit to PEA No. 46 filed October 31, 2005.*
[18]	Exhibit to PEA No. 47 filed October 31, 2006.*
[19]	Exhibit to PEA No. 49 filed June 1, 2007.*
[20]	Exhibit to PEA No. 51 filed November 30, 2007.*
[21]	Exhibit to PEA No. 52 filed January 29, 2008.*
[22]	Exhibit to PEA No. 53 filed September 16, 2008.*
[23]	Exhibit to PEA No. 55 filed December 15, 2008.*
[24]	Exhibit to PEA No. 56 filed July 16, 2009.*
[25]	Exhibit to PEA No. 58 filed September 30, 2009.*
[26]	Exhibit to PEA No. 64 filed August 30, 2010.*
[27]	Exhibit to PEA No. 66 filed December 15, 2010.*
[28]	Exhibit to PEA No. 70 filed February 28, 2011.*
[29]	Appendix B to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[30]	Appendix C to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[31]	Exhibit to PEA No. 72 filed October 14, 2011.*
[32]	Exhibit to PEA No. 75 filed December 23, 2011.*
[33]	Exhibit to PEA No. 76 filed December 29, 2011.*
[34]	Exhibit to PEA No. 79 filed September 27, 2012.*
[35]	Exhibit to PEA No. 81 filed December 27, 2012.*
[36]	Exhibit to PEA No. 84 filed June 28, 2013.*
[37]	Exhibit to PEA No. 87 filed August 29, 2013.*
[38]	Exhibit to PEA No. 89 filed September 27, 2013.*
[39]	Exhibit to PEA No. 92 filed December 27, 2013.*
[40]	Annex A to Definitive Proxy Statement on Schedule 14A filed March 10, 2014.*
[41]	Exhibit to PEA No. 95 filed May 27, 2014.*
[42]	Exhibit to Proxy Statement/Prospectus on Form N-14 filed November 5, 2014.*
[43]	Exhibit to PEA No. 102 filed December 15, 2014.*
[44]	Exhibit to PEA No. 103 filed December 29, 2014.*
[45]	Exhibit to PEA No. 107 filed April 28, 2015.*
[46]	Exhibit to PEA No. 110 filed August 26, 2015.*
[47]	Exhibit to PEA No. 112 filed December 29, 2015*
[48]	Exhibit to PEA No. 114 filed January 14, 2016*
[49]	To be filed by Amendment.
*	Incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The information in the Statement of Additional Information captions “Account and Share Information – Control Persons and Principal Shareholders” and “Directors and Officers – Adviser to the Fund” is incorporated by reference.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and BMO Investment Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit; or (iv) willful misconduct.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

In addition, each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of the Investment Adviser.

BMO Asset Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser’s principal business address is 115 South LaSalle Street, 11th Floor, Chicago, Illinois 60603. The Adviser is a registered investment adviser and wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (“BMO”), a Canadian bank holding company. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Pyrford International Ltd. (“Pyrford”) serves as the sub-adviser with respect to the Registrant’s Pyrford International Stock Fund. Pyrford’s principal business address is 95 Wigmore Street, London, United Kingdom. Pyrford is a registered investment adviser. The business and other connections of Pyrford, as well as the names and titles of the executive officers and directors of Pyrford, are further described in Pyrford’s Form ADV as filed with the SEC.

LGM Investments Limited (formerly, Lloyd George Management (Europe) Limited) (“LGM Investments”) serves as a sub-adviser with respect to the Registrant’s LGM Emerging Markets Equity Fund. LGM Investments is a registered investment adviser. LGM Investments’ principal business address is 95 Wigmore Street, London, United Kingdom. The business and other connections of LGM Investments, as well as the names and titles of the executive officers and directors of LGM Investments, are further described in LGM Investments’ Form ADV as filed with the SEC.

Taplin, Canida & Habacht, LLC (“TCH”) serves as the sub-adviser with respect to the Registrant’s TCH Intermediate Income Fund, TCH Corporate Income Fund, TCH Core Plus Bond Fund, and TCH Emerging Markets Bond Fund. TCH’s principal business address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is a registered investment adviser. The business and other connections of TCH, as well as the names and titles of the executive officers and directors of TCH, are further described in TCH’s Form ADV as filed with the SEC.

Monegy, Inc (“Monegy”) serves as the sub-adviser with respect to the Registrant’s Monegy High Yield Bond Fund. Monegy’s principal business address is 100 King Street West, 42nd Floor, Toronto, Ontario, Canada. Monegy is a registered investment adviser. The business and other connections of Monegy, as well as the names and titles of the executive officers and directors of Monegy, are further described in Monegy’s Form ADV as filed with the SEC.

CTC myCFO, LLC (“CTC”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. CTC’s principal business address is 2200 Geng Road, Suite 100, Palo Alto, California 94303. CTC is a registered investment adviser. The business and other connection of CTC, as well as the names and title of the executive officers and directors of CTC, are further described in CTC’s Form ADV as filed with the SEC.

Graham Capital Management, L.P. (“Graham”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Graham’s principal business address is 40 Highland Avenue, Rowayton, Connecticut 06853. Graham is a registered investment adviser. The business and other connection of Graham, as well as the names and title of the executive officers and directors of Graham, are further described in Graham’s Form ADV as filed with the SEC.

Capstone Investment Advisors, LLC (“Capstone”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Capstone’s principal business address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007. Capstone is a registered investment adviser. The business and other connection of Capstone, as well as the names and title of the executive officers and directors of Capstone, are further described in Capstone’s Form ADV as filed with the SEC.

Pine River Capital Management, L.P. (“Pine River”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Pine River’s principal business address is 601 Carlson Parkway, Minnetonka, Minnesota 55305. Pine River is a registered investment adviser. The business and other connection of Pine River, as well as the names and title of the executive officers and directors of Pine River, are further described in Pine River’s Form ADV as filed with the SEC.

Cramer Rosenthal McGlynn LLC (“Cramer Rosenthal McGlynn”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Cramer Rosenthal McGlynn’s principal business address is 520 Madison Avenue, 20th Floor, New York, New York, 10022. Cramer Rosenthal McGlynn is a registered investment adviser. The business and other connection of Cramer Rosenthal McGlynn, as well as the names and title of the executive officers and directors of Cramer Rosenthal McGlynn, are further described in Cramer Rosenthal McGlynn’s Form ADV as filed with the SEC.

Iridian Asset Management LLC (“Iridian”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Iridian’s principal business address is 276 Post Road West, Westport, Connecticut 06880-4704. Iridian is a registered investment adviser. The business and other connection of Iridian, as well as the names and title of the executive officers and directors of Iridian, are further described in Iridian’s Form ADV as filed with the SEC.

Sound Point Capital Management, L.P. (“Sound Point”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Sound Point’s principal business address is 375 Park Avenue, 25th Floor, New York, New York 10152. Sound Point is a registered investment adviser. The business and other connection of Sound Point, as well as the names and title of the executive officers and directors of Sound Point, are further described in Sound Point’s Form ADV as filed with the SEC.

BMO is the ultimate parent company of the Adviser, Pyrford, LGM Investments, TCH, Monegy, and CTC. Accordingly, the Adviser, Pyrford, LGM Investments, TCH, Monegy, and CTC are affiliates. To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation, or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a)	BMO LGM Frontier Markets Equity Fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of BMO Investment Distributors, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with BMO Investment Distributors, LLC	Positions and Offices with Registrant
Barry S. McInerney	Chairman	None
Steven J. Arquilla	President and Chief Operating Officer, Director	None
Christopher Osbourne	Vice President	None
Michael J. Smyth	Chief Financial Officer	None
Jeffrey A. Worf	Chief Compliance Officer	None
Phillip E. Enochs	Director	None
Michael Miroballi	Director	None
Matthew X. Smith	Director	None

*	The address of each of the foregoing is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2000 Crown Colony Drive Quincy, MA 02171

Registrant’s Sub-Administrator	UMB Fund Services, Inc. 285 West Galena Street Milwaukee, Wisconsin 53212

Portfolio Accounting Services Agent (except Global Low Volatility Equity, Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, TCH Emerging Markets Bond Fund, Alternative Strategies Fund, Disciplined International Equity Fund, and Global Long/Short Equity Fund)	UMB Fund Services, Inc. 285 West Galena Street Milwaukee, Wisconsin 53212

Registrant’s Investment Adviser, Administrator, and Shareholder Servicing Agent	BMO Asset Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202

Registrant’s Sub-Adviser to Pyrford International Stock Fund	Pyrford International Ltd. 95 Wigmore Street London United Kingdom

Registrant’s Sub-Adviser to Monegy High Yield Bond Fund	Monegy, Inc. 100 King Street West, 42nd Floor Toronto, ON, Canada M5X 1A1

Registrant’s Sub-Adviser to LGM Emerging Markets Equity Fund	LGM Investments Limited 95 Wigmore Street London United Kingdom

Registrant’s Sub-Adviser to TCH Intermediate Income Fund, TCH Corporate Income Fund, TCH Core Plus Bond Fund, and TCH Emerging Markets Bond Fund	Taplin, Canida & Habacht, LLC 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131

Records Relating to:	Are located at:
Registrant’s Sub-Adviser to Alternative Strategies Fund	CTC myCFO LLC 2200 Geng Road, Suite 100 Palo Alto, California 94303

Registrant’s Sub-Adviser to Alternative Strategies Fund	Graham Capital Management, L.P. 40 Highland Avenue Rowayton, Connecticut 06853

Registrant’s Sub-Adviser to Alternative Strategies Fund	Capstone Investment Advisors, LLC 7 World Trade Center 250 Greenwich Street, 30th Floor New York, New York 10007

Registrant’s Sub-Adviser to Alternative Strategies Fund	Pine River Capital Management, L.P. 601 Carlson Parkway Minnetonka, Minnesota 55305

Registrant’s Sub-Adviser to Alternative Strategies Fund	Cramer Rosenthal McGlynn LLC 520 Madison Avenue, 20th Floor New York, New York 10022

Registrant’s Sub-Adviser to Alternative Strategies Fund	Iridian Asset Management LLC 276 Post Road West Westport, Connecticut 06880-4704

Registrant’s Sub-Adviser to Alternative Strategies Fund	Sound Point Capital Management, L.P. 375 Park Avenue, 25th Floor New York, New York 10152

Registrant’s Custodian (except Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, TCH Emerging Markets Bond Fund, Global Low Volatility Equity Fund, Alternative Strategies Fund, Disciplined International Equity Fund, and Global Long/Short Equity Fund)	BMO Harris Bank N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202

Registrant’s Custodian and Portfolio Accounting Services Agent (Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, TCH Emerging Markets Bond Fund, Global Low Volatility Equity Fund, Alternative Strategies Fund, Disciplined International Equity Fund, and Global Long/Short Equity Fund)	State Street Bank & Trust Company 200 Clarendon Street P.O. Box 9130 Boston, Massachusetts 02116

Registrant’s Distributor	BMO Investment Distributors, LLC 111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 18th day of March, 2016.

BMO FUNDS, INC.
(Registrant)

By:	/s/ John M. Blaser
John M. Blaser
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A has been signed below on March 18, 2016 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser John M. Blaser	President (principal executive officer) and Director

/s/ Timothy M. Bonin Timothy M. Bonin	Chief Financial Officer and Treasurer (principal financial and accounting officer)

* Larry D. Armel	Director

* Ridge A. Braunschweig	Director

* Christopher B. Begy	Director

* Benjamin M. Cutler	Director

* John A. Lubs	Director

* James Mitchell	Director

* Barbara J. Pope	Director

*By:	/s/ John M. Blaser
John M. Blaser

Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A